SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 27, 2003


                            Valpey-Fisher Corporation

               (Exact Name of Registrant as Specified in Charter)


       Maryland                      1-4184                  06-0737363
---------------------------         -------                  ----------
(State or other jurisdiction     Commission File             (IRS Employer
  of incorporation)                Number                 Identification Number)


75 South Street, Hopkinton, MA                                 01748
------------------------------                                 -----

(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (508) 435-6831
                                                    --------------




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Item 5.   Other Events
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               On March 27, 2003, Valpey-Fisher Corporation ("the Company")
issued a press release disclosing the Company's financial results for the fourth quarter and year ended December 31, 2002.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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  (c)       Exhibits

            Exhibit No.              Description
            ----------               ------------

            99.1                     Press Release dated March 27, 2003




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                                    Signature
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Valpey-Fisher Corporation


Date:  March 27, 2003                         By:  /s/ Michael J. Kroll
                                                   --------------------
                                                   Michael J. Kroll
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer

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